STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
("Funds")

Supplement dated May 15, 2014
To Prospectus and Statement of Additional Information dated August 27, 2013

Effective May 1, 2014, the Prospectus and Statement of Additional Information dated August 27, 2013, will be amended to reflect changes to the fees the Funds pay to Capstone Consulting Services, LLC ("CCS") for consulting and compliance services. Starting May 1, 2014, the changes will result in an immediate reduction of fees paid by the Funds for consulting services related to administering the Funds' values based investment policies; a Fund will begin to experience a lower total rate of fees for compliance services once its average daily net assets exceed $500 million.

Consulting Services Agreement -- The Board of Directors has approved a new schedule for fees payable to CCS for services of administering the Funds' values based investment policies. Under the revised fee schedule, fees will be paid monthly at the following annual rates, based on the annual average aggregate daily net assets of the Funds:

0.08% of the first $500 million
0.05% of the next $500 million
0.02% of assets over $1 billion

Prior to the amendment, the monthly fees were payable at the following annual rates based on the Funds' annual average aggregate daily net assets: 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

Compliance Services Agreement - The Board of Directors has approved breakpoints to the fee schedule under the compliance services agreement. Under the amended agreement, each Fund shall pay to CCS at the end of each calendar month a fee at the annual rates in the table below, based on the average daily net assets of the Fund as determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus and statement of additional information with respect to the Fund as in effect from time to time under the Securities Act of 1933. If CCS shall serve for less than any whole month, the compensation described in the preceding sentence shall be prorated.

0.025% of the first $500 million
0.020% of the next $500 million
0.015% of assets over $1 billion

Prior to the amendment, the monthly compliance services fees were payable at an annual rate of 0.025% of a Fund's average daily net assets, with no breakpoints.

The Compliance Services agreement was also revised so that the services of the Funds' Chief Compliance Officer ("CCO") are covered by a separate agreement, with no change in fees payable to the CCO or in services provided by the CCO.